SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___ )

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Filed by a Party other than the Registrant   [   ]

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE MIDDLETON DOLL COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[THE MIDDLETON DOLL COMPANY LOGO]

May 2004

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of The Middleton Doll Company, we cordially invite you to attend our Annual Meeting of Shareholders to be held at 4:00 p.m. on Thursday, June 3, 2004, in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway Street, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of our Annual Report on Form 10-K is also included in this booklet.

Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors, and is submitting the selection of Virchow, Krause & Company, LLP as our independent certified public accountants for ratification by shareholders. The Board of Directors recommends that you vote your shares for the director nominees and to ratify the selection of Virchow, Krause & Company, LLP as the independent certified public accountants.

Please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible.

The enclosed Annual Report on Form 10-K and Proxy Statement provide a review of our operations and activities for 2003. In addition, I’d like to discuss several items relating to our performance in 2003, our markets and our future plans.

Lee Middleton Original Dolls

Although 2003 was a challenging year for our Lee Middleton Original Dolls subsidiary, we continue to believe this business offers good long-term growth potential.

Lee Middleton’s 2003 performance was adversely affected by two major factors: the soft economy and intense pricing pressure from dolls produced in China that we believe infringe on our copyrights and other intellectual property.

We have taken decisive actions in response to the competition from China. First, we pursued legal actions to prevent the sale of certain “look alike” dolls manufactured in China. We have settled our disputes with several defendants and will continue to enforce our trademarks through the legal system.

W239 N1700 Busse Road • Waukesha, WI 53188-1160 • Tel 262.523.4300 • Fax 262.523.4193 • www.themiddletondollcompany.com

The second action was our decision in June 2003 to lower the prices on our line of Artist Studio Collection™ dolls to stimulate sales and to offset the price competition from the dolls produced in China. This strategy has been successful, resulting in a 17% increase in unit sales for the period from June through December 2003.

In addition, we continue to focus on reducing our cost of business. Operating expenses decreased by over $1 million in 2003 and we continue to seek additional ways to increase efficiency and lower expenses. Reducing expenses, however, is just part of the equation. We also want to introduce new products that will improve Lee Middleton’s competitive position in the marketplace.

Since July 2003, many of our dolls have been featured in limited editions to create added excitement and increase demand. With some dolls limited to only one-week or one-day production, collectors are placing their orders early. As an example, three new Artist Studio Collection dolls introduced in October with a limited edition of 750 each sold out by December.

In January 2004, we introduced 27 new Artist Studio Collection dolls and one new Classic Miniature doll. The new dolls include five new artist-sculpted faces, some created by award-winning artist Reva Schick. In February 2004, we introduced a new Breath of Life Babies™ collection of preemie-sized babies that feature “New Baby Skin,™” made of a new dewy and soft-vinyl, and “Baby Fine Hair,™” which is rooted hair similar to the wispy hair on real newborn babies. These new features give our babies an even more lifelike appearance and feel.

In October 2003, we celebrated the first anniversary of our Newborn Nursery Adoption Center, which is located in the Polaris Fashion Place in Columbus, Ohio. The Newborn Nursery enables little girls to “adopt” a lifelike baby doll in a simulated hospital nursery. We extended this concept with the March 2004 introduction of our online Newborn Nursery. Now, girls can “adopt” their new baby doll through our website: www.newbornnursery.com. The new website responds to requests from parents who wanted to purchase Newborn Nursery dolls but did not have a dealer in their area. We are pleased with the initial response to this new feature.

Our Lee Middleton Original Dolls continue to win awards. We won three prestigious 2004 “Doll of the Year™" (DOTY) Awards for our “First Snowfall,” “Autumn’s Afternoon” and “Alice in Wonderland” collectible dolls. The DOTY awards recognize the best talent in the doll industry and set the benchmark for superior achievement in doll creation.

The lifelike designs and high quality of our Lee Middleton dolls continue to make them the collectible dolls of choice in the market. We believe we have the products and strategies in place to weather the current storm in the industry. By continuing to reduce costs and develop creative new products, we believe we will be positioned to increase sales and improve Lee Middleton’s financial performance over the long term.

Financial Services

Despite the reduced income in the financial services subsidiary, the taxable income for 2003 was sufficient to pay the cash dividends of $0.40 per share for the year.

Summary

Although the economy and the competition from China presented challenges in 2003, we believe the actions we have taken and our focus on new products position us for profitable growth over the long term. We remain committed to building value for our shareholders. Thank you for your support.

Sincerely,

/s/ George R. Schonath

George R. Schonath
President and Chief Executive Officer

FINANCIAL HIGHLIGHTS
Years Ended December 31

	2003	2002
STATEMENTS OF OPERATIONS BY SEGMENT
Consumer Products:
Net sales	$17,604,836	$23,463,333
Cost of sales	11,449,356	13,910,220

Gross profit	6,155,480	9,553,113
Total other expenses	(8,439,655)	(9,833,220)

Net loss	$(2,284,175)	$(280,107)

Financial Services:
Total net rental/interest income	$4,210,804	$5,376,530
Total other income	1,631,488	2,582,100
Total other expenses	(3,048,452)	(3,037,795)
Preferred stock dividends expense	(1,171,407)	(1,437,712)

Net income	$1,622,433	$3,483,123

STATEMENTS OF OPERATIONS - COMBINED
Net income (loss):
Consumer Products	$(2,284,175)	$(280,107)
Financial Services	1,622,433	3,483,123

Net income available to common shareholders	$(661,742)	$3,203,016
Earnings (loss) per share - basic & diluted	$(0.18)	$0.86
Cash dividends paid per share	$0.40	$0.65

[THE MIDDLETON DOLL COMPANY LOGO]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 3, 2004

TO THE SHAREHOLDERS OF THE MIDDLETON DOLL COMPANY

        Notice is hereby given that the Annual Meeting of Shareholders of The Middleton Doll Company (the “Company”), will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, June 3, 2004 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

    1.        To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

    2.        To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2004.

3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

        The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on April 16, 2004, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors
/s/ George R. Schonath
George R. Schonath
President and Chief Executive Officer

Pewaukee, Wisconsin
May 3, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

[THE MIDDLETON DOLL COMPANY LOGO]

W239 N1700 Busse Road
Waukesha, Wisconsin 53188-1160

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2004

        This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Middleton Doll Company (the “Company”) of proxies to be used at the annual meeting of shareholders, which will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, June 3, 2004 at 4:00 p.m., and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information

        Execution of a proxy given in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about May 3, 2004.

        All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, and FOR the ratification of the selection of Virchow, Krause & Company, LLP (the “Independent Auditors”) as the independent certified public accountants for the year ending December 31, 2004 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.

        A majority of the shares of Common Stock, 6-2/3 cents par value (the “Common Stock”), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the “Preferred Stock”), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

        Only holders of record of Common Stock and Preferred Stock at the close of business on April 16, 2004, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company and for the ratification of the Independent Auditors. On April 16, 2004, the Company had outstanding and entitled to vote 3,727,589 shares of Common Stock and 674,191 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote.

        The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

Proposal No. 1 – ELECTION OF DIRECTORS

        At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Salvatore L. Bando and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and George R. Schonath.

        Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

        The following table sets forth certain information about the Board’s nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of March 31, 2004, as to the age, principal occupation, background for at least the last five years and period of service as a director for each person.

Name	Director Since	Age	Principal Occupation; Office, if any, Held in the Company; Other Directorships
Salvatore L. Bando	1999	60	Retired, formerly Special Assistant to the President of
			the Milwaukee Brewers from September, 1999 to November,
			2001. Senior Vice President of Baseball Operations for
			the Milwaukee Brewers from 1991 to 1999. Director of
			InvestorsBancorp, a bank holding company, from 1997 to
			1999. Previously a director of the Company from 1980
			until 1997 and an officer of the Company from 1980 until
			1991.
Peter A. Fischer	1983	61	Associate Pastor of Portview Christian Center, Port
			Washington, Wisconsin since 1992; a former Director, and
			from 1981 to 1989, the President and Chief Executive
			Officer of Medalist Industries, Inc. (a manufacturer of
			industrial and consumer products).

Name	Director Since	Age	Principal Occupation; Office, if any, Held in the Company; Other Directorships
David A. Geraldson	1983	73	President since 1993 and prior thereto Secretary and
			Treasurer of Precision Gears, Inc. (a manufacturer of
			gears, splined shafts, speed reducers and worm gear
			winches).
George R. Schonath	2001	63	President and Chief Executive Officer of the Company
			since 1997; Chairman of the Board and Chief Executive
			Officer of the Company from 1983 to 1997; President,
			Chief Executive Officer and director of InvestorsBancorp,
			Inc. and InvestorsBank since they were established in 1997

        All of the Company’s directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company’s directors have been selected for their respective positions.

        THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE “FOR” MESSRS. BANDO AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE “FOR” MESSRS. FISCHER AND SCHONATH. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL APPROPRIATE NOMINEES.

BOARD OF DIRECTORS AND ITS COMMITTEES

        General Board and Committee Matters. The Board of Directors has a standing Compensation Committee (the “Compensation Committee”) and Audit Committee (the “Audit Committee”), but does not have a nominating committee. The Board believes that it is appropriate for the Company not to have a nominating committee because the Board’s independent directors can adequately serve the function of considering potential director nominees from time to time as needed. The Board has determined that Messrs. Fischer, Geraldson and Bando are independent under Rule 4200 of The NASDAQ Stock Market, Inc.® (“NASDAQ”).

        The Board held five meetings during the year ended December 31, 2003. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

        Directors, who are not Company employees, were paid an annual retainer fee of $10,000 plus a $1,000 fee for each meeting of the Board. The Audit Committee directors were paid $500 for two Audit Committee meetings and $250 for each of the two remaining Audit Committee meetings.

        Compensation Committee. The Compensation Committee, which presently consists of Messrs. Fischer, Geraldson and Bando, held one meeting during the year ended December 31, 2003. Pursuant to the applicable rules of NASDAQ, all of the members of the Compensation Committee are independent. The Compensation Committee approves all matters relating to the compensation of the Company’s directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under the Company’s 2003 Stock Option Plan (the Company’s 1993 Incentive Stock Option Plan has terminated and the Compensation Committee does not intend to issue any more awards under the Company’s 1997 Stock Option Plan).

        Audit Committee. The Audit Committee, which presently consists of Messrs. Fischer, Geraldson and Bando held four meetings during the year ended December 31, 2003. Pursuant to the applicable rules of NASDAQ and the Securities and Exchange Commission (“SEC”), all of the members of the Audit Committee are independent and meet the independence standards for Audit Committee members. The Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the SEC; (ii) the system of internal controls that management has established; (iii) the internal and external audit process; and (iv) the Company’s auditing, accounting and financial reporting processes generally. In addition, the Audit Committee provides an avenue for communication between the independent accountants, management and the Board. The Audit Committee has direct responsibility for the appointment, compensation and oversight of the work of the independent accountants of the Company (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Board of Directors has adopted a written charter for the Audit Committee, which was revised in 2003. A copy of the revised charter is attached to this Proxy Statement as Annex A.

        The Board of Directors has determined that the Company does not have an “audit committee financial expert,” within the meaning of Item 401(h) of Regulation S-K, serving on the Audit Committee. However, the Board of Directors has determined that, although none of the members of the Audit Committee individually meets all of the required elements of the definition of an “audit committee financial expert,” the members of the Audit Committee collectively possess the knowledge and experience necessary to execute all of the Audit Committee’s functions, duties and powers.

        General Nominating Policies, Procedures and Processes. The independent directors of the Board of Directors (as independence is defined in the rules of NASDAQ) are responsible for identifying, evaluating and recommending nominees for director. The independent directors are currently Messrs. Fischer, Geraldson and Bando. In identifying and evaluating nominees for director, the independent directors seek to ensure:

    1.        that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

    2.        that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company.

The independent directors look at each nominee on a case-by-case basis regardless of who recommended the nominee to determine whether the proposed candidate meets the Board of Director’s minimum qualifications for eligibility, director criteria and is otherwise suitable for further consideration. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the independent directors may take into account all factors they considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.

        At a minimum, each director nominee, whether an independent director-recommended nominee or a shareholder-recommended nominee, must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, each nominee for director should possess the following specific qualities and skills:

    1.        Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

    2.        Have substantial management experience and/or financial expertise or prior Board experience with a public company or other relevant experience with a range of skills that will allow a Board member to provide sound guidance with respect to the Company’s operations and interests.

    3.        Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending Board and committee meetings and reviewing all material in advance.

    4.         Have the ability to discus major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Company. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

    5.         Have the ability, when requested by the Board, to represent the Company effectively and its business to the financial press, investment institutions and other company and shareholder constituencies.

    6.         As applicable or desirable, meet the requirements for independence set forth in NASDAQ Rule 4200(a)(15), or any successor rule, for at least a majority of the directors then serving on the Board.

    7.         Either have direct business exposure to the major businesses of the Company and its subsidiaries and/or be ready to participate in direct learning experiences about the major businesses of the Company and its subsidiaries.

    8.         For Audit Committee members, possess experience in the review of financials of comparable levels of difficulty as the Company’s financials and meet the additional independence requirements under SEC rules.

        Process for Shareholder Director Nominees. While the independent directors of the Board of Directors are solely responsible for identifying and recommending director nominees to the Board of Directors, they will consider candidates recommended by the Company’s shareholders for election as directors.

        Each shareholder recommendation should include information about the shareholder bringing the nomination. At a minimum, this information should include the number of shares held by such shareholder and the period of time such shares have been held by the shareholder. Each shareholder recommendation should also include information about the nominee. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies; (d) any relationships of the nominee to the Company, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

        A shareholder recommendation for a director nominee should be delivered to the Secretary of the Company at W239 N1700 Busse Road, Waukesha, WI 53188-1160.

        The independent directors of the Board of Directors will review whether the proposed candidate meets the Board’s minimum qualifications for eligibility, director criteria and is otherwise suitable for further consideration. The independent directors of the Board of Directors will use the same process and standards for reviewing shareholder recommendations for director nominees as they do for other potential director nominees.

        Shareholder Communications with Board of Directors. Shareholders may communicate with the Board of Directors (or individual directors serving on the Board of Directors) by sending written communications, addressed to any director or to the Board of Directors as a group, to the Secretary of the Company at W239 N1700 Busse Road, Waukesha, WI 53188-1160, who will ensure that this communication (assuming it is properly marked care of the Board of Directors or care of a specific director) is delivered to the Board of Directors or the specified director, as the case may be.

        Attendance of Directors at Annual Meetings. All members of the Board of Directors are expected to attend the annual meeting of shareholders barring other significant commitments or special circumstances. Two of the four directors attended last year’s annual meeting of shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock at March 31, 2004, by each person known by the Company to be the beneficial owner of more than five (5) percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. Except as otherwise indicated, the named individuals have sole power to vote and dispose of such shares. Additionally, two of the directors named below own Preferred Stock in the Company. At March 31, 2004, Sal Bando owned 1,065 shares and David A. Geraldson owned 2,000 shares of Preferred Stock.

Amount and Nature of Beneficial Ownership

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent Of Class
George R. Schonath	23,452	(3)	*
Salvatore L. Bando	177,145	(4)	4.8%
Peter A. Fischer	33,033	(5)	*
David A. Geraldson	51,657	(6)	1.4%
All executive officers and
directors as a group
(6 persons)	453,475	(7)	12.1%

* Less than one percent (1%).

(1)	The address of each person identified in this table is W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.
(2)	Includes the following shares subject to stock options which were exercisable as of or within sixty (60) days of March 31, 2004. All directors and executive officers as a group, 11,000 shares. Options to purchase 203,445 shares are not included in the amounts listed in the table because they are held by Mr. Schonath’s adult daughters’ irrevocable trusts. Mr. Schonath disclaims any beneficial ownership of the options.
(3)	Includes (a) 21,347 shares held by an IRA plan on behalf of Mr. Schonath. Does not include (a) 163,459.57 shares held in irrevocable trusts for the benefit of his adult daughters, (b) 203,445 shares subject to stock options that are held in irrevocable trusts for the benefit of his adult daughters and (c) 81,966 shares held directly by his adult daughters.
(4)	Includes (a) 59,818 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 10,646 shares held by InvestorsBank’s 401(k) profit sharing plan on behalf of this individual.
(5)	Includes (a) 11,324 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 12,257 shares held by a Keogh plan on behalf of this individual.
(6)	Includes 10,747 shares held jointly with or by spouse (shared voting and dispositive power).
(7)	Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of March 31, 2004. Excludes 4,227 shares held for other employees by InvestorsBank’s 401(k) profit sharing plan, for which Mr. Schonath is a trustee and may be deemed to have shared voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the SEC and with the National Association of Securities Dealers, Inc. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended December 31, 2003, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10% shareholders were filed on a timely basis, with the exception of Mr. Geraldson filing one late Form 4 reporting the purchase of Common Stock.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation paid for the last three years to the Company’s President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2003. The person named in the table below is sometimes referred to herein as the named executive officer.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year	Salary (1)	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Option/ SARs	All Other Compensation
George R. Schonath,	2003	$110,000	$ - - -	$ - - -	$ - - -	- - -	$ 69,305
President and Chief	2002	$220,000	$ - - -	$ - - -	$ - - -	- - -	$ 99,077
Executive Officer	2001	$220,000	$ - - -	$ - - -	$ - - -	- - -	$ 78,979

(1)	Includes amounts deferred under the Company’s 401(k) plan. As of July 1, 2003, the Company and InvestorsBank orally agreed to amend their Management Services and Allocation of Expenses Agreement to, among other things, provide for additional credit analysis, loan-related and lease-related services to be provided by InvestorsBank to the Company and for InvestorsBank to provide certain management services to the Company’s Lee Middleton Original Dolls, Inc. subsidiary (collectively, the “Amended Agreement”). In connection with the Company entering into the Amended Agreement, the portion of Mr. Schonath’s salary otherwise payable to Mr. Schonath for 2003 was instead paid to InvestorsBank pursuant to the Amended Agreement. The $110,000 reflected in the table represents payment of half of the base salary approved for him by the Compensation Committee in 2003.
(2)	Consists of (a) $65,305 for the Company’s payment to Mr. Schonath for supplemental retirement benefits and (b) $4,000 for the Company’s contribution to the 401(k) profit sharing plan. As of July 1, 2003, the Company and InvestorsBank entered into the Amended Agreement. In connection with the Company entering into the Amended Agreement, the portion of Mr. Schonath’s supplemental retirement benefits otherwise payable to Mr. Schonath for 2003 was instead paid to InvestorsBank pursuant to the Amended Agreement.. The $65,305 reflected in the table represents payment of half of supplemental benefits approved for him by the Compensation Committee in 2003.

1993 Incentive Stock Option Plan

        There are outstanding options to purchase an aggregate of 11,000 shares under the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the “1993 Plan”). The options are held by a vice president of the Company. No options were granted or exercised in 2003 under the 1993 Plan. Since the 1993 Plan has terminated, no further options may be granted under the 1993 Plan, but outstanding options remain outstanding until they are exercised or terminate in accordance with their terms.

1997 Stock Option Plan

        The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 203,445 shares. The options were originally granted to George R. Schonath in 1997 and subsequently gifted by him to his adult daughters’ irrevocable trusts. He holds no options under the 1997 Plan. No options were granted or exercised in 2003 under the 1997 Plan. As of December 31, 2003 there were 16,555 options available for issuance under the 1997 Plan. The Compensation Committee does not intend to issue any additional options under the 1997 Plan.

2003 Stock Option Plan

        The Company has in effect the 2003 Plan pursuant to which there are outstanding options to purchase an aggregate of 115,900 shares. During 2003, options were granted to an executive officer for 75,000 shares and to a non-executive officer employee for 40,900 shares. No options have been granted to the named executive officer under the 2003 Plan. As of December 31, 2003 there were 134,100 options available for issuance under the 2003 Plan.

Equity Compensation Plan Information

        Set forth below is information respecting the Company’s equity compensation plans as of December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation
plans approved by
security holders	330,345	$8.39	150,655
Equity compensation
plans not approved
by security holders	0	0	0
Total	330,345	$8.39	150,655

Compensation Committee Interlocks and Insider Participation

        In February 2003, the Compensation Committee considered the compensation packages of Mr. George R. Schonath, Mr. Iain Macfarlane, a vice president of Lee Middleton Original Dolls, Inc., and Mr. Kenneth Werner, president of License Products, Inc. The Compensation Committee is presently composed of David A. Geraldson, Salvatore L. Bando and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries except for Mr. Bando who was a former officer of the Company. Messrs. Schonath, Macfarlane and Werner do not participate in decisions regarding their respective compensation.

Compensation Committee Report

        The Compensation Committee of the Board is responsible for all aspects of the Company’s compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 2003 Plan) to be paid to each executive officer.

        Executive Compensation Policies. The Company’s executive compensation program is intended to establish a relationship between compensation and the Company’s business strategies as well as the Company’s goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company’s markets.

        In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company’s long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company’s annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

        Executive Compensation Package. As reflected under the Summary Compensation Table, the Company’s executive compensation package in 2003 consisted primarily of salary, a payment to Mr. Schonath of supplemental retirement benefits and benefits under the employee benefits plans offered by the Company.

        The Compensation Committee approved a base salary to its Chief Executive Officer for the year ended December 31, 2003 of $220,000 and a payment of supplemental retirement benefits of $130,610. No bonus or stock options were paid or granted to Mr. Schonath for the year ended December 31, 2003.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

The Middleton Doll Company
Compensation Committee Members

Salvatore L. Bando
David A. Geraldson
Peter A. Fischer

AUDIT COMMITTEE REPORT

        Pursuant to its written charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the Independent Auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles and the overall quality of the Company’s financial reporting; (a) their judgments as to the quality, not just the acceptability, of the Company’s accounting principles; (b) all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 (“Communications with Audit Committees”); (c) their evaluation of the Company’s internal controls; and (d) with and without management present, the results of the Independent Auditor’s examination of the Company’s consolidated financial statements. The independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board No. 1 (“Independence Discussions with Audit Committees”). The Audit Committee discussed with the Independent Auditors the auditors’ independence from management and the Company and considered the compatibility of non-audit services provided by the auditors to the Company with their independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has accepted that recommendation) that the Company’s audited consolidated financial statements be included its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

The Middleton Doll Company
Audit Committee

Salvatore L. Bando
David A. Geraldson (Chairman)
Peter A. Fischer

PERFORMANCE INFORMATION

        The following graph compares on a cumulative basis changes since December 31, 1998 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index (“Nasdaq U.S.”), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index (“Nasdaq MI”) consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1998 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

[PERFORMANCE GRAPH OMITTED]

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
	(1)
The Middleton Doll Company	$100.00	$107.50	$ 90.40	$91.30	$ 81.30	$ 65.60
Nasdaq U.S.	$100.00	$185.40	$111.80	$88.80	$ 61.40	$ 91.80
Nasdaq MI	$100.00	$114.50	$ 71.10	$95.10	$110.60	$162.00

(1)	As of January 1, 1998, the Company was a reporting company under the Securities Exchange Act of 1934, as amended, and its shares of common stock are traded on the Nasdaq Stock Market.

RELATED PARTY TRANSACTIONS

        The Company and InvestorsBancorp, Inc., a one-bank holding company, together with its wholly-owned subsidiary, InvestorsBank, share common offices and personnel. George R. Schonath, the President, Chief Executive Officer and a director of the Company, is (i) the President, Chief Executive Officer and a director of InvestorsBancorp, and the beneficial owner of 100 shares of common stock of InvestorsBancorp (0.017% of the issued and outstanding common stock of InvestorsBancorp) and controls 100% of the voting power of the common stock of InvestorsBancorp pursuant to a voting agreement with the other beneficial owners; and (ii) the President and Chief Executive Officer and a director of InvestorsBank (the “Bank”). In addition, Susan J. Hauke, Chief Financial Officer, Vice President Finance and Secretary of the Company, is Chief Financial Officer, Vice President Finance and Secretary of InvestorsBancorp and Vice President Finance and Treasurer of the Bank. Glenn A. Michaelsen, Senior Vice President of the Company, is also a Senior Vice President of InvestorsBancorp and the Bank. Jon McGlocklin, Vice President of the Company, is a director of InvestorsBancorp and the Bank. Additionally, George R. Schonath owns 1% of the voting stock of Lee Middleton Original Dolls, Inc. (“LMOD”). The Company owns the remaining 99% of LMOD.

        The Company and the Bank are parties to a “Seconded Amended and Restated Management Services and Allocation of Expenses Agreement” (the “Management Agreement”), which was amended in writing in January of 2004 to reflect the oral agreement reached in July 2003. Pursuant to the Management Agreement, the Bank manages the loan portfolio of the Company, manages the Company’s leased real estate, and provides additional bookkeeping, accounting and SEC reporting services. For the loan management services, the Company pays the Bank a fee equal to 0.25% of the principal amount of loans under management. For leased property management fees, the Company pays the Bank a fee equal to 6% of the rents collected on the Company’s leased real estate.

        Pursuant to the Management Agreement, the Bank also provides (i) additional services to the Company that consist of services related to loan defaults and workouts, loan monitoring services, credit analysis of current and prospective borrowers, lease defaults and workouts, lease monitoring services and credit analysis of current lessees and prospective lessees; and (ii) certain management services to LMOD (collectively, the “Additional Services”). The Additional Services are performed on behalf of the Bank by Mr. Schonath, or under his supervision. For the Additional Services, the Company pays to the Bank a monthly fee equal to one-twelfth (1/12) of $365,000. Mr. Schonath receives no compensation from the Company for his services under the Management Agreement.

        In addition, the Company reimburses the Bank for certain salary and benefits of Bank employees who spend part or all of their time on Company bookkeeping, accounting and SEC reporting matters, and pays one-half of the salary and benefits of the person who serves as receptionist for both the Bank and the Company. In 2003, the Company paid the Bank approximately $198,000 in loan management fees, approximately $169,000 in leased real estate management fees, approximately $137,500 in reimbursed employee expenses and benefits and $182,500 for the Additional Services. Also, the Company and the Bank allocate certain common operating expenses between them related to office supplies, telephones, computers, utilities, repairs and maintenance, and meals and entertainment. In 2003, the total common operating expenses were approximately $130,000, of which the Company’s share was $65,000. Management believes that the fee arrangement with the Bank under the Management Agreement is comparable to what would have been charged by an unrelated third party.

        In October, 2002, the Bank purchased the land and building for its main office from the Company for $2.4 million, the appraised value. The Company leases space from the Bank at an annual rent of approximately $58,000 plus its pro rata share of real estate taxes and of the Bank’s occupancy expense. Management believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from an unrelated third party.

        The Company purchased loan participations from the Bank from time to time during 2003. Additional transactions may be expected to take place in 2004 and future years. All outstanding loans, commitments to loans and loan participations and servicing relationships, in the opinion of Management, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Proposal No. 2–RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed the firm of Virchow, Krause & Company, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2004, and proposes that the shareholders ratify such appointment. Virchow, Krause & Company, LLP acted as independent auditors for the years ended December 31, 2003, 2002 and 2001. A representative of Virchow, Krause & Company, LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions. If the shareholders should not ratify the appointment of Virchow, Krause & Company, LLP as independent auditors for the year ending December 31, 2004, the Audit Committee will reconsider the selection.

        The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed “present” at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to ratify the appointment of Virchow, Krause & Company, LLP as independent auditors.

Audit Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for the audit of the Company’s annual financial statements, the review of the financial statements included in the Company’s Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2002 were $91,275 and $88,185, respectively.

Audit-Related Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for assurance and related services principally related to the performance of the audit of the Company’s financial statements, other than the audit fees described above, for the fiscal years ended December 31, 2003 and 2002 were $225 and $7,560, respectively. The services in 2003 related to interviewing the controller in connection with the audit work. The services in 2002 primarily consisted of additional procedures done during a quarterly review.

Tax Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and 2002 were $675 and $32,660, respectively. The services for the 2003 tax returns consist of review and preparation, for which services the Company has not been fully billed as of the date of this Proxy Statement. The services in 2002 consisted of reviewing and preparing tax returns ($10,450) and consulting on a net operating loss issue and certain other tax issues that have been resolved ($22,210).

All Other Fees

        The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered in connection with consulting on financial information systems for the fiscal years ended December 31, 2003 and 2002 were $2,661 and $1,520, respectively.

Audit Committee Pre-approval Polices and Procedures

        The policy of the Audit Committee requires pre-approval of all audit, audit-related, tax and other services to be provided by Virchow, Krause & Company, LLP, subject to de minimis exceptions for the providing of non-audit services, which services must be approved by the Audit Committee prior to completion of the audit and must otherwise comply with Section 10A(i)(B) of the Securities Exchange Act of 1934.

        All of the audit-related, tax services and other fees described above were pre-approved by the Audit Committee to the extent required by applicable law.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

Proposal No. 3 – OTHER MATTERS

        The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals named in the accompanying Proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

MISCELLANEOUS

Shareholder Proposals

        Any proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160, on or before January 3, 2005, to be considered for inclusion in the Company’s Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after March 19, 2005, the persons named in the proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Preferred Stock and Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ George R. Schonath
George R. Schonath
President and Chief Executive Officer

Pewaukee, Wisconsin
May 3, 2004

Annex A

THE MIDDLETON DOLL COMPANY
AUDIT COMMITTEE CHARTER
(As Amended and Restated August 20, 2003)

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of The Middleton Doll Company (the “Company”) will have the oversight responsibility, authority and specific duties described below. This Audit Committee Charter (this “Charter”), however, is not intended to, and does not create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of The NASDAQ Stock Market, Inc. (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), as such requirements and rules and regulations are in effect from time to time, and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee will be able to read and understand fundamental financial statements, and at least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in such member being financially sophisticated. In addition, the Company will endeavor, to the extent possible, to have at least one member of the Committee who has accounting or management experience sufficient to qualify as an “audit committee financial expert” under the rules and regulations of the SEC, as such rules and regulations are in effect from time to time. The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and shall serve until their successors are duly elected and qualified. In accordance with applicable rules and regulations of the SEC, the Company will list the members of the Committee in its annual report on Form 10-K and in its annual proxy statement. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the SEC; (ii) the system of internal controls that management has established; (iii) the internal and external audit process; and (iv) the Company’s auditing, accounting and financial reporting processes generally. In addition, the Committee provides an avenue for communication between the independent accountants, management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Committee. The Committee will make regular reports to the Board concerning its activities.

The Committee has direct responsibility for the appointment, compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions, in accordance with the rules and regulations of Nasdaq, as such rules and regulations are in effect from time to time; (b) hire and fire the independent accountants, based on the Committee’s judgment of the independent accountants’ independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent accountants; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent accountants in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the “prohibited activities” identified in Section 10A(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

While the Committee has the responsibilities and duties set forth in this Charter, the Committee’s responsibilities and duties are of oversight in nature. The primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting rests with management, and the Company’s independent accountants are responsible for auditing the Company’s financial statements. It is the responsibility of management and the independent accountants to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting.

AUTHORITY

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee, in its capacity as a committee of the Board, shall determine the appropriate funding that the Company shall provide for payments of: (a) compensation to any independent public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee, as provided for above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. While the Committee is empowered to engage and compensate independent counsel, it is not expected to do so routinely. Rather, it is expected that the Committee will exercise such authority in response to specific circumstances where the Committee determines that such action is in the best interests of the Company and its shareholders.

MEETINGS

The Committee shall meet at least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review with the Company’s management and independent accountants the Company’s accounting and financial reporting controls and management’s responses with respect to recommendations for internal control improvements.

3.	Review with the Company’s management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

4.	Review the scope and general extent of the independent accountants’ annual audit. The Committee’s review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. Annually, the Committee will review and approve the fee arrangement with the independent accountants.

5.	Discuss with the independent accountants, in accordance with the Exchange Act, prior to the filing of the independent accountants’ audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and (c) other material written communications between management and the independent accountants.

6.	Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

7.	Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

8.	Review and discuss with management and the independent accountants the Company’s earnings press releases, prior to their release, and the Company’s quarterly financial results included in Forms 10-Q and the results of the independent accountants’ review of the quarterly financial statements, prior to filing Forms 10-Q.

9.	At the completion of the annual audit, review with management and the independent accountants the following:

•	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management.

•	Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (“SAS”) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

•	Review and discuss with management and the independent accountants the Company’s annual audited financial statements to be included in the Company’s annual report on Form 10-K, prior to filing the annual report with the SEC, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” Based on (a) the Committee’s review and discussion of the Company’s annual audited financial statements with management and the independent accountants, (b) the Committee’s discussions with the independent accountants on their independence and the matters required to be discussed by SAS 61 as amended by SAS 90 and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company’s annual report on Form 10-K.

10.	After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company’s annual proxy statement. Generally, this Charter will be attached to the Company’s annual proxy statement as an appendix every three years.

11.	Discuss with the independent accountants the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company’s needs.

12.	Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as ‘material’ or ‘serious.’ Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

13.	Review disclosures made to the Committee by the Company’s principal executive officer and senior financial officers (namely, the principal financial officer, the principal accounting officer, the controller and any other employee performing similar functions, collectively, the “Senior Officers”) about (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal control over financial reporting, including any significant deficiencies and material weaknesses that could adversely affect the Company’s ability to record, process, summarize and timely report financial information as required by the SEC; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal control over financial reporting; (c) whether or not there were significant changes in disclosure controls and procedures and internal control over financial reporting or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent accountants for the purpose of rendering the Company’s financial statements materially misleading.

14.	Select, evaluate, appoint and, where appropriate, replace the Company’s independent accountants and determine the fees and other compensation to be paid to the independent accountants.

15.	Ensure the rotation of the lead partner, the concurring review partner, the client service partner, and other “line” partners directly involved in the performance of the audit for the Company, as required by applicable law or regulation.

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

17.	Meet with the Company’s outside counsel, when appropriate, to discuss legal matters that may have a significant impact on the Company’s financial statements.

18.	As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

19.	Provide an open avenue of communication among the Company’s independent accountants, management and the Board.

20.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

COMMON	COMMON
STOCK	STOCK

THE MIDDLETON DOLL COMPANY
W239 N1700 Busse Road
Waukesha, Wisconsin 53188-1160

This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of The Middleton Doll Company held of record by the undersigned on April 16, 2004, at the annual meeting of shareholders to be held on June 3, 2004, or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1 and 2.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees and “FOR” Item 2.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

THE MIDDLETON DOLL COMPANY 2004 ANNUAL MEETING
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY    •

[	]

The Board of Directors recommends a vote FOR the	2. To ratify or reject the election of
following proposals:	Vichow, Krause & Company, LLP	For	Against	Abstain
as the independent certified
	public accountants to audit	(_)	(_)	(_)
the financial statements of the
Company for the year ending
December 31, 2004.

1. ELECTION OF DIRECTORS:		For All	Withhold All	For All Except as indicated below
Nominees:	Peter A. Fischer	(_)	(_)	(_)	3. IN THEIR DISCRETION, THE PROXIES ARE
	George R. Schonath				AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Check appropriate box
Indicate changes below:
_______________________________________ (Instructions: To withhold authority to vote for any	Address Change? [_]	Name Change? [_]
indicated nominee, write the nominee(s) name above.)
Date: ____________, 2004

______________________________________________ Signature of Shareholder
______________________________________________ Signature, if held jointly
Please sign exactly as your name appears, at left. Joint
owners should each sign personally. When signing as
attorney, executor, administrator, trustee or in a similar
capacity, give full title as such. If a corporation,
please sign in full corporate name by the president or
other authorized officer. If a partnership, please sign in
partnership name by authorized person

« FOLD AND DETACH HERE »

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARDPROMPTLY
IN THE ENCLOSED ENVELOPE PROVIDED.

PREFERRED	PREFERRED
STOCK	STOCK

THE MIDDLETON DOLL COMPANY
W239 N1700 Busse Road
Waukesha, Wisconsin 53188-1160

This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Preferred Stock of The Middleton Doll Company held of record by the undersigned on April 16, 2004, at the annual meeting of shareholders to be held on June 3, 2004, or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1 and 2.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the election of the Board’s nominees and “FOR” Item 2.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

THE MIDDLETON DOLL COMPANY 2004 ANNUAL MEETING
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY    •

[	]

The Board of Directors recommends a vote FOR the	2. To ratify or reject the election of
following proposals:	Vichow, Krause & Company, LLP	For	Against	Abstain
as the independent certified
	public accountants to audit	(_)	(_)	(_)
the financial statements of the
Company for the year ending
December 31, 2004.

1. ELECTION OF DIRECTORS:	For All	Withhold All	For All Except as indicated below
(a) Directors elected by holders	(_)	(_)	(_)	3. IN THEIR DISCRETION, THE PROXIES ARE
of Preferred Stock and Common				AUTHORIZED TO VOTE UPON SUCH OTHER
Stock Voting together				BUSINESS AS MAY PROPERLY COME BEFORE THE
Peter A. Fischer George R. Schonath				MEETING.
(b) Directors elected by holders
of Preferred Stock Voting as a
separate class
Salvatore L. Bando David A. Geraldson

Check appropriate box
Indicate changes below:
_______________________________________ (Instructions: To withhold authority to vote for any	Address Change? [_]	Name Change? [_]
indicated nominee, write the nominee(s) name above.)
Date: ____________, 2004

______________________________________________ Signature of Shareholder
______________________________________________ Signature, if held jointly
Please sign exactly as your name appears, at left. Joint
owners should each sign personally. When signing as
attorney, executor, administrator, trustee or in a similar
capacity, give full title as such. If a corporation,
please sign in full corporate name by the president or
other authorized officer. If a partnership, please sign in
partnership name by authorized person

« FOLD AND DETACH HERE »

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.